# ThermoEnergy Corporation

**"PROVIDING CUSTOM WATER MANAGEMENT SYSTEMS FOR MUNICIPAL AND INDUSTRIAL WASTEWATER TREATMENT"**

THERMOENERGY

OTC BB: TMEN

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities. It is presented to licensed broker-dealers and registered investment advisors for analysis purposes only.  Certain statements contained in this slide presentation are forward looking statements that involve a variety of risks and uncertainties including, but not limited to, our product development efforts, future product demand and market acceptance, the effects of economic conditions, the impact of competitive products and pricing and other risks disclosed in our Securities and Exchange Commission filings.

ThermoEnergy Corporation (NASDAQ OTC “TMEN”)

Founded 1988 / Reporting Company Since 1992 / Publicly Traded Since 2000

Patented Renewable Energy & WWT Systems for Nitrogen/Ammonia Recovery

Primary Target Market:  Municipal Wastewater Treatment

Acquired Castion Corporation in July 2007

25 Yr. Old, Award-Winning Co. w/ Multiple WWT, Chemical Recovery & Water Management Systems

Primary Target Market: Industrial Wastewater Treatment

Business Focus: Custom Designed Water Management Systems for Municipal & Industrial Markets

Extensive Engineering & Manufacturing Capabilities

20,000 s/f Manufacturing Facility / 2,600 s/f Bench Scale Test Laboratory

Applications Laboratory for Design & Modeling Process Systems

Full Service Capabilities include:

Engineering / Design / Fabrication / Installation / Operations / Service & Maintenance

Approximately 66 Large-Scale Commercial Industrial Systems in Operation

United States  Japan  Mexico  Canada

First Municipal System - $33M Ammonia Recovery System for New York City

Project  redesign complete and awaiting Notice To Proceed

Teamed with Earth Tech/AECOM

Advanced Power Plant Design Under Development

Converts Multiple Fuels into Energy w/ Zero Air Emissions + Carbon Capture (CO2)

Fuel Sources include Coal, Oil, Natural Gas , Biomass & Various Manufacturing By-Products

Currently On 3rd US Government Grant Designed To Fast Track Development

Process of forming Joint Venture with Babcock Power Inc. to commercialize TIPS

Expect to have Large-Scale Prototype Plant in Operation by 2010

# Corporate Structure

Board
Energy Group
Water Group
Babcock Power
ThermoEnergy
Joint Venture

THERMOENERGY

Strategic Alliances

SEC Compliance

General Financing

Investor Relations

Gov Relations

General Counsel

Corporate
Office

Corporate Administration

ThermoEnergy Power
Systems, LL

TIPS Development Program

Municipal

Industrial

Castion Corporation

Sales Offices:

Jacksonville,

       Florida

San Diego,

    California

Baton Rouge,

    Louisiana

New York City

Project Office

EarthTech/AECOM

NYC ARP Project

NYC
ThermoFuel
Demonstration

Corporate Capabilities:

  Over 20 yrs. Leading Provider of Custom Designed, Turn-Key Wastewater Systems

  Fortune 500 Clients Base:    TTM ~ GE ~ Valero ~ Caterpillar ~

        British Oxygen ~ Pratt & Whitney ~ Borg Warner ~ Raytheon

  Engineering Staff Equals 300 Man-Yrs. Combined WWT Experience

  Engineer / Design / Manufacture / Install / Operate / Service & Maintenance

Technologies Include Patented & Proprietary Water Treatment
Systems

  Industrial Process Systems:

  Zero Liquid Discharge (ZLD) ~ Ion Exchange ~ CAST System ~ Desalination ~

     Nano-Filtration ~ Membrane Systems ~ Ultra Filtration ~ Micro Filtration

  Municipal Process Systems:

  Ammonia Recovery Process (ARP)

   ThermoFuel Process (TFP)

Business / Market Advantages:

  Turn-Key Solutions for a Broad Range of Wastewater Treatment Applications

  Ability to Immediately Dominate a Fast-Growing Niche Market in Ammonia Removal

  Flexible Business Model Includes:

  D/B/O/O

  D/B/O

  Direct Sales

  Licensing / Royalties:  Industry Specific or Geographic

# Breakdown of Industrial Water Market

Agriculture
Chemical Processing
Semi-Conductor
Ferrous
Non-Ferrous Metals
Petro-Chemical
Oil Refineries
Power Plants
Pulp & Paper
Textile
Ground Water
Food
Microelectronics
Military
Aerospace
Beverage
Automotive
Mining

THERMOENERGY

Chemical  Recovery

Metals  Recovery

Wastewater Treatment

Precious Metals
Recovery

Desalination

Zero Liquid Discharge

Water Purification &
Reuse

# Breakdown of Municipal Wastewater Market

Reduce Energy Usage
Reduce Sludge Production
GHG Reduction
Beneficial Reuse
Ammonia Recovery Process
("ARP")
Small Footprint
Lower Capital and O&M Costs
Recovers Ammonia from wastewater

THERMOENERGY

# Breakdown of Municipal Wastewater Market

Reduce Odors
Produces Class A Biosolids
GHG Reduction
Beneficial Reuse
ThermoFuel Process ("TFP")
Small Footprint
Lower Capital and O&M Costs
Converts Sewage Sludge into high-energy fuel

THERMOENERGY

# Industrial Wastewater Market Opportunity

$12.5 Billion
INDUSTRIAL
$5.5 Billion
$55 Million

- Overall Market US Market
- Direct Equip Sales
- Represents Only 1% of the

THERMOENERGY

Fragmented
Market Provides
Excellent
Opportunity for
Focused Market
Play

185,000 +
Facilities w/
NPDES Permits

Projected Market
Growth

4% - 5% a Year

Over next 10 Yrs.

Form Strategic
Partnerships

# Municipal Wastewater Market Opportunity

**MUNICIPAL**

**$9.6 Billion**
- Overall US Equipment Sales Market

**16,000**
- Number of Municipal Wastewater Treatment Plants in US

**596**
- Current Number of POTW's with inadequate or NO ammonia treatment capability

THERMOENERGY

Two Key Areas of
Regulatory Concern:

Ammonia

Biosolids

Current Ammonia
Regulations:

Pennsylvania

District of Columbia

New York

Maryland

Virginia

Delaware

West Virginia

California

Washington

Biosolids Are
Regulated in
Every State

2008 Industrial:

2007 Industrial:

                                                 $14,100,000

2008 Municipal:

2008 Combined: Municipal & Industrial

                                                                                                                   $33,100,000

                                                                                                  $47,100,000

$1,700,000

ARP most cost-effective & environmentally responsible method of treating ammonia found in wastewater treatment plants

First Commercial ARP Project $33M+  for City of New York

Process up to 1,200,000 gpd centrate (ammonia laden water)

Recover up to 1,000 tons of ammonia year as a high-quality
fertilizer

GHG reductions between 5,000 & 95,000 tons per year / per plant

EPA Identified 596 ammonia regulated wwtp with inadequate or no ammonia treatment capability

Potential ARP D/B/O/O Market

Of the 596 POTW’s identified as having inadequate or no ammonia treatment capability  the Company has identified 200 Municipal Authorities that will require a minimum of 2 NYC size ARP plants.

     200 WWTP’s  x 2 (500,000 gpd) ARP Plants  =  400 ARP Plants (each capturing 2m lbs ammonia  yr)

     2m lbs. ammonia  / yr  x   400 Plants  =  800,000,000 lbs  ammonia  / yr.

     800,000,000 lbs. ammonia / yr  x  $4.00 lbs Tipping Fee  =   $3.2 Billion Yr.  X  20 Yrs.

Potential Direct ARP Equipment Sales

10% of the Market = 59 NYC Size ARP Plants x $33m = $1,940,000,000

# Energy Division: Market Drivers

GLOBAL ENERGY MARKET

THERMOENERGY

Clean Air Act

Energy Security

Climate Change

Emission Credits

Kyoto Protocol

High Energy Prices

Growing Political Pressure

Carbon Reduction / Taxation

Influencing Non-Treaty Nations

Mandated  Emission Reduction

     - Mercury

      - Particulates

     - Ozone

      - NOx

      -  SOx

Promote Energy Independence

Reduce Imported Energy

Use Indigenous Resources

Emission Credit Trading

    Rapidly Growing Global Mkt.

Potential to Add US, China &

    India by 2009

Pressure on Kyoto Nations to

    Rapidly Reduce CO2 Emissions

Especially on Countries Where

    50% Energy from Fossil Fuels

High Energy Prices Driving

     R&D on Alternative Fuels

Coal Most Abundant and

     Cheapest Fossil Fuel

Driving Many US Industries &

      Jobs Off-Shore

TIPS – ThermoEnergy  Integrated Power System

Evolutionary Design that Delivers Revolutionary Performance

Advanced New Zero Air Emission Power Plant Design  w/ Carbon Capture

Combust fossil fuels & biomass into energy w/ zero air emissions

Captures CO2 in pressurized liquid form for sequestration or beneficial reuse

2 US Patents Issued / 6 Foreign Patents Issued / 30 Foreign Patents Pending

Phase I:  Finalizing 3rd of 3 US Government “Fast-Track” Grants

Phase II:  Design, Build & Operate Large-Scale TIPS Power Plant

Finalizing Joint Venture Agreement w/ Babcock Power Inc. to
Implement Phase II

Enabling Technology for A Number of Domestic Energy Programs:

New Construction or Retrofit for Fossil Fuel Powered Power Plants

New Coal or Gas To Liquids

Oil Shale Production

# TIPS Streaming Economics

TIPS
Power
Plant
Power
Production

THERMOENERGY

GHG Credits

Steam

Electricity

Saleable By-Products:

      - Acids / Gases

       - Calcinated Ash

       -  Pure Water (sour gas)

Fossil Fuel

   - coal

   - oil

   - gas

Biomass

Liquid CO2

Oil Field Flooding

Enabling Technology
for Coal-To-Liquids

Miscellaneous
Industrial Uses

Coal Bed Flooding

$

$

$

$

$

Recovered
Methane

Gas

Pipeline

To Market

GHG Credits

Power
Generation

$

Secondary
& Tertiary
Oil
Recovery

Gas To
Liquids

$

SOx – NOx

Credits

$

Clean Burning
Diesel Fuel

Hydrogen for
Fuel Cells

Industrial
Chemicals

$

$

$

$

$

Potential Revenue Points

Potential TEC Divisions

$

$

$

$

$

# Industrial Case Study

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THERMOENERGY

Alternative Energy Study for DOW Chemical Plant in Freeport, TX

DOW’s Freeport, TX Facility is the Largest Chemical Plant In the World

Located in EPA Rated Non-Attainment Area (Does Not Meet Minimum Air Quality Standards)

Fossil Fuel Only Fuel Source Abundant Enough To Meet Plant’s Energy Needs

Natural Gas is Currently Primary Energy Resource for Plants 490 Mw Power Station

High Gas Prices Effecting Plants Profitability

Gas Cleanest Burning Fossil Fuel Using Conventional Power Plant Technology

Air Quality + Conventional Technology Prevented DOW from Switching to Cheaper Energy Fuel Source

DOW asked TEC To Evaluate the Energy Cost Savings Substituting High-Sulfur Pet Coke for
Gas as the Primary Energy Resource Using TIPS Zero Emission Plant

The following is a Summary of that 2004 Energy Savings Cost Estimate

Water / Steam
Properties

Misce.

Psia

Btu/l
b

Feedwater

160  F

128

Steam

448

415

1,205

LHV Pet Coke Btu/lb

12,527

Lbs Steam/hr Needed

1,000,000

MMBtu/he Steam

1,077,079,945

MMBtu/hr Fuel

1,436,106,594

MW Thermal-Fuel

421

Nat Gas $/MMBtu HHV

$             6.00

Gas Cost/hr

$           9,549

Water / Steam
Properties

Misce.

Psi
a

Btu/l
b

Lbs Coke/hr

114,641

Lbs CO2/lb Coke

3.09

Lbs CO2/hr

354,775

Tons Coke/hr

57.32

Tons CO2/hr

177.39

Coke $/Ton Delivered

$              6.00

Coke Cost $/hr

$               344

Gas Cost $/hr

$             9,549

Annual Savings

$   80,638,718

# Investment Considerations

- **Current State & Federal Clean Water Regulatory Drivers In Place**
  - Ammonia Removal Rapidly Growing Niche Market – $1 Billion Annual Potential within Next 2-3 Years
  - Water Conservation, Recovery & Reuse Becoming Essential Element To Sustainability
- **Castion Acquisition Strengthens TEC's Position in Overall Wastewater Treatment Market**
  - Brings Industrial Component To Compliment TEC's Municipal Market
  - TEC's Broad Range of Technologies Provide Ideal Solutions for Global Clean Water Issues
- **Clean Air Issues Being Exacerbated by Changing Climate Conditions Worldwide**
  - Climate Change Forcing Nations to Implement GHG Emission Strategies
  - Energy Security Issues Forcing US Government to Reduce Dependence on Imported Energy
  - Implementation of Carbon Reduction Technologies will Create Active International Carbon Credit Trading
  - Kyoto Protocol Countries Provide Enormous Market for Clean Energy Technologies
  - Implementation of Cap 'n Trade or Carbon Tax will Expedite US Market for Clean Energy Technologies
- **Currently Finalizing Development of Zero Air Emission Power Plant Design w/ CO2 Capture**
  - TIPS is:
    - Evolutionary In Design: Based on Reliable Oxy-Fuel Chemistry
    - Revolutionary in Performance: Eliminates Air Emissions while Capturing CO2 for Beneficial Reus
  - Finalizing Babcock Power TIPS Joint Venture
  - Projected To have Large-Scale Prototype in Operation in the 2010/2011 time-frame
  - Enabling Technology for Domestic CTL / GTL
  - TIPS' Massive Financial Upside Value Not Included in Current Financial Models

THERMOENERGY

Relatively Unknown  /   Undervalued

Verge of Rapid Appreciation

# 12 Month Roll-Out

## ARP Process

- NYC Contract
- Project Start-Up / Client Tours
- Negotiate Second NYC Plant
- Negotiate Contract With Other Cities

## TIPS Process

- Complete EPA Grant
- Finalize Joint Venture
- Begin Prototype Design
- Build / Operate Prototype Plant

## Castion

- Increase Output Capabilities
- Implement Marketing Plan
- Open Strategic Sales Offices
- Complete Mobile Unit

## ThermoEnergy

- Augment Eng / Admin Staff
- Engage PR
- Sign Strategic Partnerships
- Move To AMEX Exchange

THERMOENERGY

Dennis C. Cossey – Chairman & Chief Executive Officer

38 yrs. Management Experience in Both Public and Private Corporations, including IBM, Peter Kiewit,
United Capital Management and American Fuel & Power

Member of NY Academy of Science, American Chemical Society, National Safety

         Council & Association of Energy Engineers’

Shawn Hughes – President & Chief Operating Officer

25 yrs. Experience in Management & Operations for Manufacturing & Services Industries including
Compaq Computer, NYNEX, TechData & IBM

In depth technical background with BS and MBA degrees

Alexander Fassbender – EVP & Chief Technology Officer

Registered Professional Chemical Engineer w/ B.S & MBA Degrees

Senior Level Scientist for Department of Energy National Laboratory System

NASA, 23 yrs. Pacific Northwest National Laboratory, 4 R&D 100 Awards, 12 Patents

               20 Scientific Articles & Essay’s

Andrew T. Melton - EVP & Chief Financial Officer

Certified Public Accountant, Certified Internal Auditor, MBA

Extensive Financial Reporting and Acquisition Experience

VP Merrill Lynch, SVP BancOklahoma, CFO Worthen Banking Group

David Delasanta, VP Marketing

35 Yrs. Experience in Environmental Engineering, Construction and Capital Equipment Industries

Marketing & Operational Management Experience including the Shaw Group, IT Corporation, OHM &
ICF Kaiser

V.P. Sales/Marketing $150M Western Region division of Metcalf & Eddy (Wastewater Consultants)

BS Physics / M.S. Engineering / M.B.A.

# Corporate Contact Information

**Home Office**
124 W. Capitol Avenue
Suite 880
Little Rock, Arkansas 72201
(501) 376-6477 Tel
(501) 375-5249 Fax

**Castion Manufacturing Complex**
10 New Bond Street
Worcester, Massachusetts 01606
(508) 438-2995 Tel
(800) 628-7528 Toll-Free (outside MA)
(508) 854-1753 Fax

**New York Project Office**
One Liberty Plaza
250 W. 34th Street, 7th Floor
New York, New York 10119
(212) 781-3315 Tel

**Sales / Marketing Offices:**
Jacksonville, FL  Baton Rouge, LA  San Diego, CA

**Websites:** www.thermoenergy.com  www.castion.com

THERMOENERGY